UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Unity Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITY BANCORP, INC.

64 Old Highway 22

Clinton, New Jersey 08809

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders (the “Annual Meeting”) of Unity Bancorp, Inc. (the “Company”) to be held on April 26, 2007 at 3:00 p.m. at the Grand Colonial Restaurant, 86 Route 173 West, Perryville (Clinton), New Jersey. At the Annual Meeting, shareholders will be asked to consider and vote upon:

1.              The election of the two (2) nominees listed in the attached proxy statement to serve on the Board of Directors for the terms set forth therein for each nominee;

2.              Such other business as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

Space is limited for the Annual Meeting. If you plan on attending the Annual Meeting, please mark the appropriate box on the proxy card so we can reserve enough space to accommodate all attendees.

Your cooperation is appreciated since a majority of the outstanding shares of Common Stock of the Company must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares of Company Common Stock will be represented. In addition, please be kind enough to note on the proxy card whether or not you intend to be present at the Annual Meeting.

On behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

Sincerely yours,

/s/ David d. Dallas
DAVID D. DALLAS
Chairman of the Board

UNITY BANCORP, INC.

64 Old Highway 22

Clinton, New Jersey 08809

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 26, 2007

Notice is hereby given that the 2007 Annual Meeting of Shareholders (the “Annual Meeting”) of Unity Bancorp, Inc., (the “Company”), will be held at the Grand Colonial Restaurant, 86 Route 173 West, Perryville (Clinton), New Jersey, on April 26, 2007 at 3:00 p.m., for the purpose of considering and voting upon the following matters:

1.              The election of directors to serve as directors of the Company for the terms set forth in the accompanying proxy statement;

2.              Such other business as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

Shareholders of record at the close of business on March 9, 2007, are entitled to notice of, and to vote at, the Annual Meeting. If you plan on attending the Annual Meeting, please mark the appropriate box on the proxy card so we can reserve enough space to accommodate all attendees.

All shareholders are cordially invited to attend the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, please execute the enclosed proxy and return it to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later-dated proxy or by delivering a written notice of revocation to the Company. A return envelope, which does not require postage if mailed in the United States, is enclosed for your convenience.

By Order of the Board of Directors

/s/ David D. Dallas
DAVID D. DALLAS
Chairman of the Board

March 23, 2007

Clinton, New Jersey

UNITY BANCORP, INC.

64 Old Highway 22

Clinton, New Jersey 08809

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 26, 2007

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Unity Bancorp, Inc. (the “Company”) of proxies to be voted at the Company’s 2007 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on April 26, 2007, and at any postponement or adjournment of the Annual Meeting.

You are cordially invited to attend the Annual Meeting, which will begin at 3:00 p.m. local time. The Annual Meeting will be held at the Grand Colonial Restaurant, 86 Route 173 West, Perryville (Clinton), New Jersey. Shareholders will be admitted beginning at 2:45 p.m. local time. (Directions: Route 78 West to Exit 12 to end of ramp, turn left onto Route 173 West and proceed to restaurant on right; or Route 78 East to Exit 11 to end of ramp, turn left on Route 614, continue on Route 173 and proceed to restaurant.)

The Company is first mailing this proxy statement and proxy card (including voting instructions) on or about March 23, 2007, to persons who were Unity Bancorp, Inc. shareholders at the close of business on March 9, 2007, the record date for the Annual Meeting.

PROXIES AND VOTING PROCEDURES

Who Can Vote?

You are entitled to vote at the Annual Meeting all shares of the Company’s common stock, no par value per share (the “Common Stock”), that you held as of the close of business on the record date. Each share of Common Stock is entitled to one vote with respect to each matter properly brought before the Annual Meeting.

On March 9, 2007, there were 6,662,362 shares of Common Stock outstanding.

In accordance with New Jersey law, a list of shareholders entitled to vote at the meeting will be available at the Annual Meeting.

Who Is the Record Holder?

You may own Common Stock either (1) directly in your name, in which case you are the record holder of such shares, or (2) indirectly through a broker, bank or other nominee, in which case such nominee is the record holder.

If your shares of Common Stock are registered directly in your name, the Company is sending these proxy materials directly to you. If the record holder of your shares of Common Stock is a nominee, you will receive proxy materials from such record holder.

How Do I Vote?

Record Holders:

•      By Mail. If you choose to vote by mail, mark your proxy, date and sign it, and return it in the postage-paid envelope provided. Your vote by mail must be received by the close of voting at the Annual Meeting on April 26, 2007.

•      By Attending the Annual Meeting. If you attend the Annual Meeting, you can vote your shares of Common Stock in person.

Stock Held by Brokers, Banks and Nominees:

If your Common Stock is held by a broker, bank or other nominee, you will receive instructions from them that you must follow in order to have your shares voted.

If you plan to attend the Annual Meeting and vote in person, you will need to contact the broker, bank or other nominee to obtain evidence of your ownership of Common Stock on March 9, 2007.

The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person.

How Many Votes Are Required?

A quorum is required to transact business at the Annual Meeting. The Company will have a quorum and be able to conduct the business of the Annual Meeting if the holders of a majority of the shares of Common Stock entitled to vote are present at the Annual Meeting, either in person or by proxy.

If a quorum is present, Directors will be elected by a plurality of votes cast at the Annual Meeting. Thus, a Director may be elected even if the Director receives less than a majority of the shares of Common Stock represented at the Annual Meeting.

How Are Votes Counted?

All shares that have been properly voted, and not revoked, will be voted at the Annual Meeting in accordance with the instructions given. If you sign and return your proxy card, but do not specify how you wish your shares to be voted, your shares represented by that proxy will be voted “for” the nominees for Director, and as recommended by the Board of Directors on any other business to be conducted at the Annual Meeting. The Board is not aware of any other business to be conducted at the Annual Meeting.

Proxies marked as abstaining, and any proxies returned by brokers as “non-votes” on behalf of shares held in street name because beneficial owners’ discretion has been withheld as to one or more matters to be acted upon at the Annual Meeting, will be treated as present for purposes of determining whether a quorum is present at the Annual Meeting. However, any shares not voted as a result of a marked abstention or a broker non-vote will not be counted as votes for or against a particular matter. Accordingly, marked abstentions and broker non-votes will have no effect on the outcome of a vote.

How Can I Revoke My Proxy or Change My Vote?

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy or by voting in person at the Annual Meeting.

Who Will Pay the Expenses of Proxy Distribution?

The Company will pay the expenses of the preparation of the proxy materials and the solicitation of proxies. Proxies may be solicited on behalf of the Company by Directors, officers or employees of the Company, who will receive no additional compensation for soliciting, in person or by telephone, e-mail or facsimile or other electronic means. In accordance with the regulations of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. (“NASD”), the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of Common Stock.

ELECTION OF DIRECTORS

In accordance with the Certificate of Incorporation and the Bylaws of the Company, the Board of Directors shall consist of not less than one (1), nor more than fifteen (15) Directors. The Board of Directors of the Company currently has nine (9) members. The Board of Directors is divided into three classes. One class is elected each year for a term of three years.

Two (2) Directors will be elected at this Annual Meeting to serve for a three-year term expiring at the Company’s Annual Meeting in 2010. The Board has nominated James A. Hughes and Allen Tucker to fill these positions. Each of the nominees is a current member of the Company’s Board of Directors.

The following tables set forth, as of the record date, the names of the nominees and the names of those directors whose terms continue beyond the Annual Meeting and their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Company and the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire.

The persons named in the enclosed proxy card will vote such proxy “for” the election of each of the nominees named above unless you indicate that your vote should be withheld. If elected, each nominee will continue in office until his successor has been duly elected and qualified, or until the earliest of his death, resignation, retirement or removal. Each of the nominees has indicated to the Company that he or she will serve if elected. The Company does not anticipate that any of the nominees will be unable to stand for election, but if that happens, your proxy will be voted in favor of another person nominated by the Board.

The Board of Directors has nominated and recommends a vote FOR the election of James A. Hughes and Allen Tucker.

Table I — Nominees for 2007 Annual Meeting

Name, Age and Position with Company(1)	Principal Occupation During Past Five Years	Director Since(2)	Term Expires

James A. Hughes, 48	President and CEO of the	2002	2010
President, CEO and Director	Company and the Bank

Allen Tucker, 80	President, Tucker Enterprises	1995	2010
Vice-Chairman	Real Estate Builder and Investor

Table II — Directors of the Company Whose Terms Continue

Beyond this Annual Meeting

Name, Age and Position	Principal Occupation During	Director	Term
with Company(1)	Past Five Years	Since(2)	Expires

Frank Ali, 74	Entrepreneur and Real Estate	2002	2009
Director	Developer,

Dr. Mark S. Brody, 54	V.P. Planned Financial Programs, Inc.;	2002	2009
Director	Proprietor of Financial
	Planning Analysts;
	NY State Licensed Physician

Charles S. Loring, 65	Owner, Charles S. Loring,	1990	2009
Director	Certified Public Accountant

Wayne Courtright, 59	Retired, Former Banker	2004	2008
Director

David D. Dallas(3), 53	Chairman of the Company and the	1990	2008
Chairman	Bank; Chief Executive Officer of Dallas
	Group of America, Inc. (Chemicals)

Robert H. Dallas(3), II, 60	President of Dallas Group of America,	1990	2008
Director	Inc. (Chemicals)

Peter E. Maricondo, 60	Financial Consultant	2004	2008
Director

(1)         Each director of the Company is also a director of the Bank.

(2)         Includes prior service on the Board of Directors of the Bank.

(3)         David D. Dallas and Robert H. Dallas, II, are brothers.

(4)         No Director of the Company is also a Director of any other company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

GOVERNANCE OF THE COMPANY

Meetings of the Board of Directors and Committee Meetings

During the fiscal year ended December 31, 2006, the Board of Directors of the Company held fifteen (15) meetings. During the fiscal year ended December 31, 2006, no director attended fewer than 75% of the aggregate of (i) the meetings of the Board of Directors, and (ii) meetings of the Committees of the Board of Directors on which such director served. The Board of Directors has determined that each of the following Directors of the Company is “independent,” for Audit Committee purposes, within the meaning of the NASDAQ’s listing standards: Frank Ali, Dr. Mark S. Brody, Wayne Courtright, Peter E. Maricondo, Charles S. Loring and Allen Tucker, constituting a majority of the Board. In reviewing the independence of these directors, the Board considered that Messrs. Ali, Brody, Loring and Tucker engaged in ordinary course banking transactions with the Bank, including loans that were made in accordance with Federal Reserve Regulation O. The Company’s policy is to require all Directors to attend annual meetings of shareholders absent extenuating circumstances. All of the Company’s Directors attended the Company’s 2006 Annual Meeting of Shareholders.

Audit Committee

The Company maintains an Audit Committee of the Board of Directors, which consisted of Chairman Peter E. Maricondo and Directors Mark Brody, Wayne Courtright and Charles Loring, during the fiscal year ended December 31, 2006. The Audit Committee met seven (7) times in 2006. All Directors who serve on the Audit Committee are “independent” under the heightened NASDAQ listing standards and Securities and Exchange Commissions rules applicable to audit committees. The Board has determined that Messrs. Maricondo, Loring and Brody are considered “audit committee financial experts” as defined in Item 401(h) of Securities and Exchange Commission Regulation S-K.

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Board has adopted a written charter setting forth the functions of the Audit Committee. The functions of the Audit Committee are to: (i) monitor the integrity of the Company’s financial reporting process and systems of internal controls; (ii) monitor the independence and performance of the Company’s external audit and internal auditing functions; (iii) provide avenues of communication among the external and internal auditors and the Board of Directors; (iv) review and monitor compliance with the Company’s Bank Secrecy Act (BSA) policy procedures and practices; and (v) review and monitor compliance with the Company’s policies, procedures and practices. The Audit Committee reviews this charter annually in order to assure compliance with current SEC and NASDAQ rulemaking and to assure that the Audit Committee’s functions and procedures are appropriately defined and implemented. A copy of our Audit Committee charter is available on our website at www.unitybank.com <http://www.unitybank.com/>

The Audit Committee also reviews and evaluates the recommendations of the Company’s independent certified public accountant, receives all reports of examination of the Company and the Bank by regulatory agencies, analyzes such regulatory reports, and informs the Board of the results of their analysis of the regulatory reports. In addition, the Audit Committee receives reports directly from the Company’s internal auditors and recommends any action to be taken in connection therewith.

H/R Compensation Committee

The H/R Compensation Committee consisted of Chairman Mark S. Brody and Directors Frank Ali and Wayne Courtright during the fiscal year ended December 31, 2006. The H/R Compensation Committee met five (5) times in 2006. As of the date hereof, all Directors who serve on the H/R Compensation Committee are “independent” for purposes of NASDAQ listing standards.

The H/R Compensation Committee is appointed by the Board of Directors to assist the Board in fulfilling its responsibilities with respect to human resources issues, policies relating to human resources and compensation of employees, including executive compensation. The H/R Compensation Committee performs functions that include monitoring human resources and compensation issues and practices, both internally and in the marketplace, conducting surveys and studies as to these issues, keeping abreast of current developments in the relevant fields, developing compensation ranges/grades, human resources policies and employment manual updates. Based on the results of its activities, the H/R Compensation Committee makes recommendations to the Board as to matters of compensation and human resources. The H/R Compensation Committee does not delegate its authority regarding compensation; rather, they bring their recommendations to the full Board for its approval. In 2006, the Company engaged a consulting firm, Clark Consulting, for purposes of determining or recommending executive compensation. The H/R Compensation Committee is not authorized to make final decisions as to these matters; rather, the Board of Directors makes all final determinations regarding compensation and human resources matters, and takes into account, but is not required to follow, the recommendations of the H/R Compensation Committee. All decisions regarding compensation of executive officers of the Company are made by a majority of independent Directors in accordance with NASDAQ listing standards. The Board of Directors has adopted a written charter for the H/R Compensation Committee which is available on our website at www.unitybank.com <http://www.unitybank.com/>.

Compensation Committee Interlocks and Insider Participation

No members of the Compensation Committee are or were officers or employees of the Company.

The Company does not maintain a separate Nominating Committee. The full Board of Directors, which is comprised of a majority of independent directors within the meaning of the NASDAQ listing standards, performs the functions and fulfills the role of a nominating committee. In accordance with NASDAQ listing standards, each nominee selected by the Board must be approved by a majority of the independent Directors. The Company does not believe that a nominating committee is needed in light of the foregoing approval requirement and the fact that the Board consists largely of independent Directors. Although the Board has not adopted a formal written charter relating to its nominating procedures, it has adopted a resolution regarding the nomination process. The Board of Directors carefully considers all director candidates recommended by the Company’s stockholders, and the Board does not and will not evaluate such candidate recommendations any differently from the way it evaluates other candidates. In its evaluation of each proposed candidate, the Board considers many factors including, without limitation, the individual’s experience, character, demonstrations of judgment and ability, and financial and other special expertise. The Board is also authorized to obtain the assistance of an independent third party to complete the process of finding, evaluating and selecting suitable candidates for director. Candidates must be at least 30 years old. Any shareholder who wishes to recommend an individual as a nominee for election to the Board of Directors should submit such recommendation in writing to the Corporate Secretary of the Company, together with information regarding the experience, education and general background of the individual and a statement as to why the shareholder believes such individual to be an appropriate candidate for Director of the Company. Such recommendation should be provided to the Company no later than the deadline for submission of shareholder proposals with respect to the annual meeting at which such candidate, if nominated by the Board, would be proposed for election.

Communications with the Board of Directors

The Company encourages shareholder communications with the Board of Directors, but does not have a formal process. All such communications should be directed to the Chief Executive Officer of the Company, who will circulate them to the other members of the Board. The Board does not screen shareholder communications through management.

Code of Ethics

The Company has adopted a Code of Ethics in accordance with SEC regulations, applicable to the Company’s Chief Executive Officer, Chief Operating Officer, senior financial officers and the Board of Directors. Our Code of ethics is available on our website at www.unitybank.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s independent registered public accounting firm for the fiscal year ended December 31, 2006, was KPMG LLP. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Fees Paid to the Company’s Independent Registered Public Accounting Firm during Fiscal Years 2006 and 2005.

Audit Fees

The Company was billed the aggregate amount of $165,000 for fiscal year ended December 31, 2006, for professional services rendered by KPMG LLP for its audit of the Company’s consolidated Financial Statements for 2006 and review of the consolidated financial statements included in the Company’s Forms 10-Q during 2006. The Company was billed the aggregate amount of $125,000 for fiscal year ended December 31, 2005, for professional services rendered by KPMG LLP for its audit of the Company’s consolidated Financial Statements for 2005 and review of the consolidated financial statements included in the Company’s Forms 10-Q during 2005.

All Other Fees

In addition to the fess set forth above under Audit Fees, the Company was billed $30,000 for professional services related to the Audit of the Company’s 401K Plan and $5,500 for issuance of consents in fiscal year 2006. The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of KPMG, LLP.

Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee generally pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm. Under the policy, pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. For each proposed service, the independent registered public accounting firm is required to provide detailed back-up documentation at the time of approval. The Audit Committee has approved an exception to this pre-approval policy, allowing management to engage the Company’s independent registered public accounting firm to provide permissible non-audit services, provided that the total cost of such services, in the aggregate, does not exceed $10,000 in any year. Management will then report the engagement to the Audit Committee at its next meeting. All audit and permissible non-audit services provided by KPMG LLP to the Company for the fiscal years ended 2006 and 2005 were approved by the Audit Committee.

Report of the Audit Committee

The Audit Committee meets at least four times per year to consider the adequacy of the Company’s financial controls and the objectivity of its financial reporting. The Audit Committee meets with the Company’s independent registered public accounting firm and the Company’s internal auditors, who have unrestricted access to the Audit Committee.

Management of the Company has primary responsibility for the Company’s consolidated financial statements and the overall reporting process, including the Company’s system of internal controls. The independent registered public accounting firm audits the consolidated financial statements prepared by management, expresses an opinion as to whether those consolidated financial statements fairly represent the financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles and discusses with the Audit Committee any issues they believe should be raised with the Committee.

In connection with this year’s consolidated financial statements, the Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements with the Company’s officers and KPMG LLP, the Company’s independent registered public accounting firm. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received the written disclosures and letters from KPMG LLP that are required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and have discussed with representatives of KPMG LLP their independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the U.S. Securities and Exchange Commission.

Peter E. Maricondo, Chairman

Dr. Mark S. Brody

Wayne Courtright

Charles S. Loring

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following tables set forth, as of February 16, 2007, certain information concerning the ownership of shares of Common Stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each named executive officer described in this Proxy Statement under the caption “Executive Compensation,” and (iv) all Directors and Executive Officers of the Company as a group.

Name and Position With Company(1)	Number of Shares Beneficially Owned (2)		Percent of Class

Frank Ali, Director	46,450	(3)	0.69%

Mark S. Brody, Director	559,689	(4)	8.37%

Wayne Courtright, Director	71,826	(5)	1.08%

David D. Dallas, Chairman	950,652	(6)	14.14%

Robert H. Dallas, II, Director	911,521	(7)	13.56%

Charles S. Loring, Director	242,934	(8)	3.61%

Peter E. Maricondo, Director	3,996	(9)	0.06%

Allen Tucker, Director	252,651	(10)	3.76%

Alan J. Bedner, Exec. V.P. and Chief Financial Officer	24,009	(11)	0.36%

Michael F. Downes, Exec. V.P. and Chief Lending Officer	91,938	(12)	1.36%

James A. Hughes, President and Director	96,695	(13)	1.43%

John J. Kauchak, Exec. V.P. and Chief Operating Officer	98,149	(14)	1.46%

Directors and Executive Officers of the Company as a Group (12 persons)	2,630,654	(15)	36.67%

5% Shareholders:

Wellington Management Company, LLP	389,795	(16)	5.90%

The Banc Funds Company, LLC	340,747	(17)	5.20%

(1)          The address for Wellington Management Company is 75 State Street, Boston, MA, 02109. The address for The Banc Funds Company, LLC is 208 S. LaSalle Street, Chicago, IL 60604. The address for all other listed persons is c/o Unity Bank, 64 Old Highway 22, Clinton, New Jersey 08809.

(2)          Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within sixty (60) days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(3)          Includes 9,724 shares in Mr. Ali’s own name and 10,875 shares held jointly with his spouse. Also includes 23,801 shares issuable upon the exercise of immediately exercisable options. Also includes 1,050 shares of Restricted Stock granted on December 30, 2005 and payable in 262 share increments over four (4) years commencing January 3, 2007; and 1,000 shares of Restricted Stock granted on January 25, 2007, and payable in 250 share increments over four (4) years commencing January 25, 2008.

(4)          Includes 17,998 shares held jointly with his spouse. Also includes 53,905 shares registered to Financial Planning Analysts and owned by Dr. Brody, 110 shares in Mr. Brody’s own name, 3,150 shares in an SEP-IRA account in his own name, and 463,994 shares held in a master account at Financial Planning Analysts over which Dr. Brody has no voting authority, but has dispositive power. Includes 18,482 shares issuable upon the exercise of immediately exercisable options. Also includes 1,050 shares of Restricted Stock granted on December 30, 2005 and payable in 262 share increments over four (4) years commencing January 3, 2007; and 1,000 shares of Restricted Stock granted on January 25, 2007, and payable in 250 share increments over four (4) years commencing January 25, 2008.

(5)          Includes 69,621 shares in Mr. Courtright’s own name and 2,205 shares issuable upon the exercise of immediately exercisable options. Also includes 1,050 shares of Restricted Stock granted on December 30, 2005 and payable in 262 share increments over four (4) years commencing January 3, 2007; and 1,000 shares of Restricted Stock granted on January 25, 2007, and payable in 250 share increments over four (4) years commencing January 25, 2008.

(6)          Includes 161,368 shares in Mr. Dallas’ own name; 55,057 shares issuable upon the exercise of immediately exercisable options. Also includes 3,773 shares held by Mr. Dallas’ spouse, and 8,548 shares held by Mr. Dallas’ son. Shares also disclosed as beneficially owned by Mr. Dallas include 34,842 shares held by Trenton Liberty Ins. Co. and 685,014 shares held by Dallas Financial Holdings, LLC. These shares are also disclosed as beneficially owned by Mr. Robert H. Dallas II. David D. Dallas disclaims beneficial ownership of the shares held by his spouse in her own name. Also includes 1,050 shares of Restricted Stock granted on December 30, 2005 and payable in 262 share increments over four (4) years commencing January 3, 2007; and 1,000 shares of Restricted Stock granted on January 25, 2007, and payable in 250 share increments over four (4) years commencing January 25, 2008.

(7)          Includes 134,558 shares in Mr. Dallas’ own name; and 55,057 shares issuable upon the exercise of immediately exercisable options. Shares also disclosed as beneficially owned by Mr. Dallas include 34,842 shares held by Trenton Liberty Ins. Co.; and 685,014 shares held by Dallas Financial Holdings, LLC. These shares are also disclosed as beneficially owned by David D.

Dallas. Also includes 1,050 shares of Restricted Stock granted on December 30, 2005 and payable in 262 share increments over four (4) years commencing January 3, 2007; and 1,000 shares of Restricted Stock granted on January 25, 2007, and payable in 250 share increments over four (4) years commencing January 25, 2008.

(8)          Includes 129,253 shares in Mr. Loring’s own name; 15,675 shares held by Mr. Loring’s spouse in her name; 26,254 shares owned jointly with his spouse; and 14,643 shares held by The Loring Partnership. Also includes 55,059 shares issuable upon the exercise of immediately exercisable options. Mr. Loring disclaims beneficial ownership of the shares held by his spouse in her own name. Also includes 1,050 shares of Restricted Stock granted on December 30, 2005 and payable in 262 share increments over four (4) years commencing January 3, 2007; and 1,000 shares of Restricted Stock granted on January 25, 2007, and payable in 250 share increments over four (4) years commencing January 25, 2008.

(9)          Includes 110 shares in Mr. Maricondo’s own name and 1,836 shares issuable upon the exercise of immediately exercisable options. Also includes 1,050 shares of Restricted Stock granted on December 30, 2005 and payable in 262 share increments over four (4) years commencing January 3, 2007; and 1,000 shares of Restricted Stock granted on January 25, 2007, and payable in 250 share increments over four (4) years commencing January 25, 2008.

(10)    Includes 157,503 shares in Mr. Tucker’s own name; 55,057 shares issuable upon the exercise of immediately exercisable options; 38,041 shares held by Mr. Tucker’s spouse in her own name. Mr. Tucker disclaims beneficial ownership of the shares held by his spouse in her own name. Also includes 1,050 shares of Restricted Stock granted on December 30, 2005 and payable in 262 share increments over four (4) years commencing January 3, 2007; and 1,000 shares of Restricted Stock granted on January 25, 2007, and payable in 250 share increments over four (4) years commencing January 25, 2008.

(11)    Includes 1,638 shares in Mr. Bedner’s own name and 18,431 shares issuable upon the exercise of immediately exercisable options. Also includes 1,103 shares of Restricted Stock granted on December 31, 2004, and payable in 276 share increments over four (4) years commencing December 31, 2005. Also includes 1,837 shares of Restricted Stock granted on December 30, 2005 and payable in 460 share increments over four (4) years commencing January 3, 2007; and 1,000 shares of Restricted Stock granted on January 25, 2007, and payable in 250 share increments over four (4) years commencing January 25, 2008.

(12)    Includes 8,701 shares in Mr. Downes’ own name. Also includes 1,103 shares of Restricted Stock granted on December 31, 2004 and payable in 276 share increments over four (4) years commencing December 31, 2005; and 1,838 shares of Restricted Stock granted on December 30, 2005 and payable in 460 share increments over four (4) years commencing January 3, 2007; and 1,000 shares of Restricted Stock granted on January 25, 2007, and payable in 250 share increments over four (4) years commencing January 25, 2008. Also includes 227 shares owned jointly with Mr. Downes’ spouse; 205 shares owned by Mr. Downes’ spouse in her own name; and 78,864 shares issuable upon the exercise of immediately exercisable options. Mr. Downes disclaims beneficial ownership of the shares held by his spouse.

(13)    Includes 16,210 shares in Mr. Hughes’ own name. Also includes 1,103 shares of Restricted Stock granted on December 31, 2004 and payable in 276 share increments over four (4) years commencing December 31, 2005; and 2,625 shares of Restricted Stock issued on December 30, 2005 and payable in 656 share increments over four (4) years commencing January 3, 2007;

and 3,000 shares of Restricted Stock granted on January 25, 2007, and payable in 750 share increments over four (4) years commencing January 25, 2008. Also includes 73,757 shares issuable upon the exercise of immediately exercisable options.

(14)    Includes 26,487 shares in Mr. Kauchak’s own name. Also includes 1,103 shares of Restricted Stock granted on December 31, 2004 and payable in 276 share increments over four (4) years commencing December 31, 2005; and 1,837 shares of Restricted Stock issued on December 30, 2005 and payable in 460 share increments over four (4) years commencing January 3, 2007; and 1,000 shares of Restricted Stock granted on January 25, 2007, and payable in 250 share increments over four (4) years commencing January 25, 2008. Also includes 67,724 shares issuable upon the exercise of immediately exercisable options.

(15)    Includes 505,330 shares issuable upon the exercise of immediately exercisable options.

(16)    All information regarding the number of shares beneficially owned and the percent of ownership by Wellington Management Company, LLP, was obtained from the Schedule 13-G/A filed with the U.S. Securities and Exchange Commission on February 14, 2007.

(17)    All information regarding the number of shares beneficially owned and the percent of ownership by The Banc Funds Company, LLC, was obtained from the Schedule 13-G filed with the U. S. Securities and Exchange Commission on February 13, 2007.

None of the shares disclosed on the table above are pledged as security.

COMPENSATION DISCUSSION AND ANALYSIS

The Board of Directors, through its H/R Compensation Committee, is responsible for establishing and monitoring the compensation of our executive officers. Our H/R Compensation Committee makes recommendations to our full Board of Directors, which makes final decisions regarding executive compensation. In setting compensation, the Board’s objectives include:

•                  Retaining those executive officers whose performance is critical to our long-term success and the creation of shareholder value through competitive base salaries, while maintaining a salary structure, which is competitive for our industry and geographic area;

•                  Creating an environment in which we can attract additional members of senior management through competitive total compensation packages;

•                  Creating incentives for management to meet or exceed short term performance criteria through the award of cash bonuses; and

•                  Rewarding management on a long-term basis, and aligning the long-term interests of management and the shareholders by providing executive officers opportunities to acquire common stock, while providing an additional incentive for long-term service through vesting requirements.

We have not historically relied upon perquisites or other non-cash benefits as a material part of our executives’ compensation. We also do not provide our executive officers with retirement benefits beyond those provided to all of our employees through participation in our 401(k) plan.

Base Salary

In setting base salary, the Board takes into account the responsibilities of the position and the Company’s overall performance with regard to both financial and non-financial results. The Board also considers the recommendations of our Chief Executive Officer with regard to the other executive officers, and provides our Chief Executive Officer some limited discretion in setting the compensation of the other executive officers. In setting 2006 base salaries, the Board considered, among other things, the individual’s performance and the Company’s performance.

Cash Bonus

Cash bonuses are part of an incentive program. Bonus payments are tied to the performance of the Company against approved budget and the executive’s performance against personal goals. Under the cash bonus program, an executive can receive up to fifty percent of his or her base salary as a cash bonus. Fifty percent (50%) of the bonus is tied to the performance of the Company against the Board approved budget, thirty percent (30%) of the cash bonus is tied to the ability of the executive to meet his or her individual performance goals and twenty percent (20%) of the cash bonus is tied to the strategic leadership abilities of the executive. Company performance is measured by budgeted earnings per share. In order for an executive to earn a bonus, earnings per share must exceed eighty percent (80%) of budgeted earnings per share. If actual earnings per share are more than eighty percent (80%) of budgeted earnings per share, but not more than ninety percent (90%) of budgeted earnings per share, the executive will earn twenty-five percent (25%) of the half of the cash bonus tied to Company performance. If actual earnings per share are greater than ninety percent (90%) of budgeted earnings per share, but less than one hundred percent (100%) of budgeted earnings per share, the executive will earn fifty percent (50%) of the half of the cash bonus tied to Company performance. Finally, if the Company achieves its budgeted earnings per share, the executive will be entitled to a bonus equal to twenty-five percent (25%) of the executive’s base salary for the year.

The two other components of an executive’s total budget payment, the individual’s personal performance and strategic leadership abilities, are more subject to and are determined by the CEO and the H/R Compensation Committee as part of the executive’s review.

Cash bonuses have become a more important part of our overall compensation program in recent years as our management team has delivered increasingly better results.

Equity Compensation

We believe that the opportunity for stock ownership is an important part of an executive’s overall compensation package and helps tie the executive’s interests to those of the shareholders. In prior years, we have made an annual grant of options to our executive officers as part of their overall pay package. However, commencing in 2004, we began to rely more heavily on grants of restricted stock rather than stock options. This change occurred for a number of reasons. First, with the impending change in accounting rules for stock options, the Board felt enhanced use of restricted stock would make the Company’s financial statements more transparent. In addition, by 2004, the Company’s existing stock option plans had been substantially exhausted. Since the Company had shares of restricted stock previously authorized by the shareholders available for grant to management, the Board did not feel it appropriate to ask shareholders to approve a new option plan until these shares were substantially used. Shareholders approved a new stock option plan in 2006. Equity grants were made in January of 2006 after the determination of the Company’s earnings for the fiscal year ended December 31, 2005. In determining the amount of awards, the

Board took into account the total compensation of the executive and the desire to link executive personal performance to non-employee shareholder performance. Our Board will continue to review the effectiveness of restricted stock awards and will continue to monitor whether restricted stock, stock options, or a combination of the two, is the more effective compensation tool.

Post-Employment Benefits

Several of our executive officers have retention agreements or change in control provisions in their employment agreements, which provide for cash payments and the continuation of benefits in certain circumstances. In each of these agreements, the employee will be entitled to a severance benefit in the event of a change in control, regardless of whether the employee is offered continued employment with the company or its successor. We believe that these agreements ensure that the company will continue to receive the benefit of the executive’s full focus, even during the disruption of a sale of the company by providing sufficient protection to our executive officers. See “Potential Payments upon Termination of Change-in-Control” for a more detailed discussion of the change in control provisions.

In determining the total compensation for our executive officers, we seek to be highly competitive with our peer institutions and seek to attract and retain high-performing employees.

Compensation Committee Report

The H/R Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on these reviews and discussions, the H/R Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s annual report on form 10-K for the fiscal year 2006, as well as in this proxy statement.

Mark S. Brody (Chairman)

Frank Ali

Wayne Courtright

EXECUTIVE COMPENSATION

The following table sets forth compensation paid to the Chief Executive Officer, our Chief Financial Officer, and the three other most highly-compensated executive officers of the Company earning in excess of $100,000 (the “named executive officers”), as of the fiscal year ended December 31, 2006.

Name and				Stock	Option	Non-equity	All Other
Principal		Salary	Bonus	Awards	Awards	Incentive Plan	Compensation	Total
Position	Year	($)	($)	($)	($)	Compensation	($)	($)
James A. Hughes,
Pres./CEO	2006	196,999	0	3,946	0	40,151	7,678	265,788
Alan J. Bedner,
EVP/CFO	2006	124,205	0	3,946	0	38,044	4,985	161,463
Michael F. Downes,
EVP/CLO	2006	168,061	0	3,946	0	30,510	9,832	222,171
John J. Kauchak,
EVP/CDO	2006	132,204	0	3,946	0	25,984	5,295	173,272

GRANTS OF PLAN-BASED AWARDS

					All Other	All Other
					Stock Awards;	Option Awards;
					Number of	Number of
		Estimated Future Payouts Under			Shares	Securities
		Non-Equity Incentive Plan Awards			of Stock	Underlying
	Grant	Threshold	Target	Maximum	or Units	Options
Name	Date	($)	($)	($)	(#)	(#)
James A. Hughes		$24,625	$49,250	$99,086	2,500	0
Alan J. Bedner		$15,526	$31,051	$62,321	1,750	0
Michael F. Downes		$21,008	$42,015	$84,166	1,750	0
John J. Kauchak		$16,526	$33,051	$66,200	1,750	0

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market or
			Equity					Awards:	Payout
			Incentive Plan					Number of	Value of
	Number of	Number of	Awards:				Market	Unearned	Unearned
	Securities	Securities	Number of			Number of	Value of	Shares,	Shares,
	Underlying	Underlying	Securities			Shares or	Shares or	Units or	Units or
	Unexercised	Unexercised	Underlying	Option		Units of	Units of	Other	Other
	Options	Options	Unexercised	Exercise	Option	Stock That	Stock That	Rights That	Rights That
	(#)	(#)	Unearned	Price	Expiration	Have Not	Have Not	Have Not	Have Not
Name	Exercisable	Unexercisable	Options (#)	($)	Date	Vested (#)	Vested ($)	Vested (#)	Vested (#)
Bedner, Alan J.	6,078	0	0	$3.25	4/30/2011	1,103	$16,225.13	0	0
	486	0	0	$3.50	7/19/2011	1,838	$27,036.98	0	0
	6,078	0	0	$5.56	10/16/2012
	5,789	0	0	$9.77	11/20/2013
Downes, Michael F.	6,382	0	0	$9.21	8/19/2008	1,103	$16,225.13	0	0
	6,078	0	0	$8.23	2/10/2009	1,838	$27,036.98	0	0
	25,702	0	0	$2.98	1/25/2011
	12,155	0	0	$3.50	7/19/2011
	23,916	0	0	$5.56	10/16/2012
	4,631	0	0	$9.74	12/18/2013
Hughes, James A.	6,642	0	0	$2.31	12/4/2010	1,103	$16,225.13	0	0
	24,311	0	0	$2.98	1/25/2011	2,625	$38,613.75	0	0
	12,155	0	0	$3.50	7/19/2011
	23,703	0	0	$5.56	10/16/2012
	6,946	0	0	$9.74	12/18/2013
Kauchak, John J.	3,191	0	0	$9.21	8/19/2008	1,103	$16,225.13	0	0
	2,431	0	0	$8.23	2/10/2009	1,838	$27,036.98	0	0
	15,440	0	0	$2.98	1/25/2011
	12,155	0	0	$3.50	7/19/2011
	27,561	0	0	$5.56	10/16/2012
	6,946	0	0	$9.74	12/18/2013

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)
James A. Hughes	0	$0	276	$3,226
Alan J. Bedner	0	$0	276	$3,226
Michael F. Downes	5,250	$65,043	276	$3,226
John J. Kauchak	10,000	$130,200	276	$3,226

NON-QUALIFIED DEFERRED COMPENSATION

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings	Withdrawals/	Balance
	in Last FY	in Last FY	in Last FY	Distributions	at Last FYE
Name	($)	($)	($)	($)	($)
James A. Hughes	$0	$0	$6,794	$0	$86,082
John J. Kauchak	$0	$0	$1,014	$0	$12,845

Potential Payments upon Termination of Change-in-Control

Mr. Hughes’ employment may be terminated at any time for “cause” as defined in the Employment Agreement, or without “cause.” In the event that Mr. Hughes is terminated without “cause” or resigns for “good cause” (as defined under the Employment Agreement and discussed below), he is entitled to receive a severance amount equal to 18 months of his then current base salary. Such amount shall be paid in one lump sum payment (within 30 days of the termination of Mr. Hughes’ employment). Mr. Hughes will also continue to receive medical, life insurance and other benefits to which he had been entitled at the date of termination for such 18-month period, unless and until Mr. Hughes obtains new employment during such period and such new employment provides for such benefits to be provided to Mr. Hughes. “Good Cause” under the Employment Agreement includes a material reduction in Mr. Hughes’ duties and responsibilities or any reduction in his base salary. If Mr. Hughes’ employment were terminated without cause at December 31, 2006, or if he resigned for good cause at December 31, 2006, he would receive a severance payment equal to $295,499.

In addition, if Mr. Hughes’ employment with the Company or any successor terminates within 18 months after a “change in control” of the Company, as defined under the Employment Agreement (regardless of the reason for such termination), Mr. Hughes will be entitled to receive an amount equal to the greater of (i) 36 times Mr. Hughes’ monthly base salary (pro-rated based upon his annual base salary at the date of termination), or (ii) three times the amount of Mr. Hughes’ annual base salary at the date of termination, plus three times the aggregate amount of any cash bonuses paid to Mr. Hughes during the preceding fiscal year. Such amount shall be paid in one lump sum payment (within 30 days of the termination of Mr. Hughes subsequent to a “Change in Control”). The Company, or its successor, will be required to maintain Mr. Hughes’ hospital, health, medical and life insurance coverage during the 36-month period following his termination, unless and until Mr. Hughes obtains new employment during such period and such new employment provides for such benefits to be provided to Mr. Hughes. All unvested stock options and stock awards previously granted to Mr. Hughes shall accelerate and immediately vest upon the occurrence of a change in control. If a change in control occurred at December 31, 2006, and Mr. Hughes’ employment terminated, he would have been entitled to a payment of $711,450.

Mr. Hughes’ employment agreement defines a change in control as including:

•                  Any event requiring the filing of a Current report on Form 8-K to announce a change in control;

•                  Any person acquiring 25% or more of the company’s voting power;

•                  If persons who serve on the Board at the beginning of the period fail to make up a majority of the Board at the end of the period;

•                  If the company fails to satisfy the listing criteria for any exchange on which its shares are traded due to the number of shareholders or the number of round lot holders; or

•                  If the Board of the Company approves any transaction after which the shareholders of the Company fail to control 51% of the voting power of the resulting entity.

Furthermore, if Mr. Hughes’ employment with the Company terminates within 18 months after the Company consummates a “Significant Acquisition,” as defined under the Employment Agreement (regardless of the reason for such termination), Mr. Hughes will be entitled to receive an amount equal to the greater of (a) 36 times Mr. Hughes’ monthly base salary (pro-rated based upon his annual base salary at the date of termination), or (b) three times the amount of Mr. Hughes’ annual base salary at the date of termination, plus three times the aggregate amount of any cash bonuses paid to Mr. Hughes during the preceding fiscal year. Such amount shall be paid, at the option of Mr. Hughes, in one lump sum payment (within 30 days of the termination of Mr. Hughes subsequent to a “Significant Acquisition”) or over a 36-month period. In the event Mr. Hughes elects to receive such amount over a 36-month period, the Company will be required to maintain Mr. Hughes’ hospital, health, medical and life insurance benefits coverage during such 36-month period, unless and until Mr. Hughes obtains new employment during such period and such new employment provides for such benefits to be provided to Mr. Hughes. In the event Mr. Hughes becomes entitled to the foregoing amounts due to this termination within 18 months of a Significant Acquisition, all unvested stock options or stock awards previously granted to Mr. Hughes shall accelerate and immediately vest upon such termination. Had a Significant Acquisition occurred at December 31, 2006, and Mr. Hughes received a lump sum payment under these provisions, his severance payment would have equaled $711,450.

“Significant Acquisition” under the Employment Agreement means an acquisition by the Company pursuant to which, as all or part of the consideration for such acquisition, the Company issues to the shareholders of the acquired entity such number of voting securities as shall equal 25% or more of the then outstanding voting securities of the Company. Mr. Hughes’ Employment Agreement has a term of three years; however, for each day elapsed during the term, a day will be added at the end of the term so that the term will be extended on a rolling basis to be three years at any point in time, unless either party shall have provided written notice to the other of its desire to cease such extensions. In addition, the term of Mr. Hughes’ Employment Agreement shall terminate immediately upon the occurrence of any of the following: (i) the Company’s entering into a Memorandum of Understanding with the FDIC or the New Jersey Department of Banking and

Insurance; (ii) a cease-and-desist order being issued with respect to the Company by the FDIC or the New Jersey Department of Banking and Insurance; or (iii) the receipt by the Company of any notice under a federal or state law which (in any way) restricts the payment of any amounts or benefits which may become due under Mr. Hughes’ Employment Agreement.

The Company also entered into Retention Agreements with each of its executive vice presidents, Messrs. Bedner, Downes, and Kauchak. Each of the Retention Agreements provides that the executive may be terminated at any time for “cause” as defined in the applicable Retention Agreement or without “cause.” In the event that the executive is terminated without “cause” or resigns for “good cause” (as defined under the applicable Retention Agreement and discussed below), the executive is entitled to receive a severance amount equal to 12 months of the executive’s then current base salary. Such amount shall be paid in a lump sum payment (within 30 days of the termination of the executive). In addition, the executive will continue to receive medical, life insurance and other benefits to which the executive had been entitled at the date of termination for 12 months, unless and until the executive obtains new employment during such period and such new employment provides for such benefits to be provided to the executive. “Good Cause” under the Retention Agreements includes a material reduction in the executive’s duties and responsibilities or any reduction in the executive’s base salary.

In addition, if the executive’s employment with the Company or any successor terminates within 18 months after a “change in control” of the Company, as defined under the Retention Agreements (regardless of the reason for such termination), the executive will be entitled to receive an amount equal to twice the executive’s annual base salary at the date of termination, plus the aggregate amount of any cash bonuses paid to the executive during the preceding fiscal year. Such amount shall be paid in one lump sum payment (within 30 days of the executive’s termination subsequent to a “change in control”). The Company or its successor will be required to maintain the executive’s hospital, health, medical and life insurance coverage for such 24-month period. All unvested stock options and stock option grants previously granted to the executive shall accelerate and immediately vest upon the occurrence of a change in control.

Furthermore, if the executive’s employment with the Company terminates within 18 months after the Company consummates a “Significant Acquisition,” as defined under the First Amendment to the Retention Agreements (regardless of the reason for such termination), the executive will be entitled to receive an amount equal to twice the amount of the executive’s annual base salary at the date of termination, plus the aggregate amount of any cash bonus paid to the executive during the preceding fiscal year. Such amount shall be paid, at the option of the executive, in one lump sum payment (within 30 days of the termination of the executive subsequent to a “Significant Acquisition”) The Company is also required to maintain the executive’s hospital, health, medical and life insurance benefits coverage during such 24-month period, unless and until the executive obtains new employment during such period and such new employment provides for such benefits to be provided to the executive. In the event the executive becomes entitled to the foregoing amounts due to termination within 18 months of a Significant Acquisition, all unvested stock options and stock awards previously granted to the executive shall accelerate and immediately vest upon such termination. “Significant Acquisition” under the Retention Agreements means an acquisition by the Company pursuant to which, as all or part of the consideration for such acquisition, the Company issues to the shareholders of the acquired entity such number of voting securities as shall equal 25% or more of the then outstanding voting securities of the Company. Each Retention Agreement has a term of three years; however, in the event that the term of the Retention Agreement would terminate at any time after the Company has engaged in substantive negotiations regarding a transaction that would lead to a change in control, the Retention Agreement shall continue to remain in full force in effect until the earlier to occur of (i) the effectuation of the transaction leading to the change in control, or (ii) the termination of the negotiations for the proposed transaction, which would have resulted in the change in control. In addition, the term of each Retention Agreement shall terminate immediately upon the occurrence of any of the following: (i) the Company’s entering into a Memorandum of Understanding with the FDIC or the New Jersey Department of Banking and Insurance; (ii) a cease-and-desist order being issued with respect to the Company by the Bank or the New Jersey Department of Banking and Insurance; or (iii) the receipt by the Company of any notice under a federal or state law which in any way restricts the payment of an award or benefits under the Retention Agreement. The new employment agreement provides for such benefits to be provided to the executive. In the event the executive becomes entitled to the foregoing amounts due to termination within 18 months of a Significant Acquisition, all unvested stock options and stock awards previously granted to the executive shall accelerate and immediately vest upon such termination. “Significant Acquisition” under the Retention Agreements means an acquisition by the Company pursuant to which, as all or part of the consideration for such acquisition, the Company issues to the shareholders of the acquired entity such number of voting securities as shall equal 25% or more of the then outstanding voting securities of the Company. Each Retention Agreement has a term of three years; however, in the event that the term of the Retention Agreement would terminate at any time after the Company has engaged in substantive negotiations regarding a transaction that would lead to a change in control, the Retention Agreement shall continue to remain in full force in effect until the earlier to occur of (i) the effectuation of the transaction leading to the change in control, or (ii) the termination of the negotiations for the proposed transaction, which would have resulted in the change in control. In addition, the term of each Retention Agreement shall terminate immediately upon the occurrence of any of the following: (i) the Company’s entering into a Memorandum of Understanding with the FDIC or the New Jersey Department of Banking and Insurance; (ii) a cease-and-desist order being issued with respect to the Company by the Bank or the New Jersey Department of Banking and Insurance; or (iii) the receipt by the Company of any notice under a federal or state law which in any way restricts the payment of an award or benefits under the Retention Agreement.

The following table shows the payouts which would be made to each of Messrs. Bedner, Downes and Kauchak in he event their employment is terminated without cause and in the event that their employment is terminated following a change in control:

Name	Termination without Cause	Termination Following a Change in Control
Alan J. Bedner	$124,205	$324,498
Michael F. Downes	$168,061	$397,142
John J. Kauchak	$132,204	$316,376

DIRECTOR COMPENSATION

	Fees Earned	Stock	Option	All Other
	or Paid in Cash	Awards	Awards	Compensation	Total
Name	($)	($)	($)	($)	($)
Dave Dallas(1)	25,300	0	0	5,000	30,300
Mark S. Brody(2)	15,100	0	0	5,000	23,639
Wayne Courtright(3)	27,800	0	0	5,000	32,800
Robert H. Dallas, II(4)	21,400	0	0	5,000	26,400
Frank Ali(5)	28,000	0	0	5,000	33,000
Charles S. Loring(6)	10,300	0	0	5,000	15,300
Peter E. Maricondo(7)	10,600	0	0	5,000	15,600
Allen Tucker(8)	30,200	0	0	5,000	35,200

(1)  At December 31, 2006, Mr. Dallas held options to purchase 55,057 shares of stock.

(2)  At December 31, 2006, Mr. Brody held options to purchase 18,482 shares of stock.

(3)  At December 31, 2006, Mr. Courtright held options to purchase 2,205 shares of stock.

(4)  At December 31, 2006, Mr. Dallas held options to purchase 55,057 shares of stock.

(5)  At December 31, 2006, Mr. Ali held options to purchase 23,801 shares of stock.

(6)  At December 31, 2006, Mr. Loring held options to purchase 55,059 shares of stock.

(7)  At December 31, 2006, Mr. Maricondo held options to purchase 1,836 shares of stock.

(8)  At December 31, 2006, Mr. Tucker held options to purchase 55,057 shares of stock.

Directors of the Company do not receive per meeting fees for their service on the Company’s Board of Directors. The Company’s Board of Directors does receive a $5,000 retainer per year. Directors also receive cash compensation for their service on the Board of Directors of the Bank. Directors receive $600 for attendance at each Bank Board of Directors’ meeting, and between $200 and $500 for attendance at each Bank Committee meeting. The Chairman of each Committee receives an additional $100 per meeting chaired. The Bank has established a deferred compensation plan permitting directors to defer receipt of these fees, while also deferring tax liabilities on the payments and earnings thereon. In addition, the Directors are eligible to participate in the Company’s stock bonus and stock option plans. During 2006, the Company’s non-employee Directors received grants of 1,000 shares each of Restricted Stock under the Company’s 2004 Restricted Stock Plan. Each of these grants were subject to a four-year vesting period; therefore, no SAFS 123R stock option expense was recognized.

Management and Director Deferred Fee Plan

Each of the directors of the Company has the option to elect to defer up to 100% of his respective retainer and board fees. The crediting rate of the deferred account balance is equal to the prime rate plus 100 basis points with a minimum of 4% and a maximum of 10% adjusted annually and compounded monthly. Each director is 100% vested in his deferred account balance. The retirement age under the plan is 65, and the benefit payment is paid in annual installments for 10 years or as a lump sum. The death benefit under the plan is 100% of the account balance paid to the participant’s beneficiary in annual installments for 10 years or a lump sum if death occurs prior to retirement. During the Company’s fiscal year ended December 31, 2006, Mr. Brody received interest on his account balance of $3,539.

Interest of Management and Others in Certain Transactions; Review, Approval or Ratification of Transactions with Related Persons

The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e., corporations or organizations for which they serve as officers or directors, or in which they have beneficial ownership interest of ten percent or more). These loans have all been made in the ordinary course of the Bank’s business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or represent other unfavorable features.

Other than the ordinary course of lending transactions described above, which must be approved by the Bank’s Board under bank regulatory requirements, all related party transactions are reviewed and approved by our Audit Committee. This authority is provided to our Audit Committee under its written charter. In reviewing these transactions, our Audit Committee seeks to ensure that the transaction is no less favorable to the Company than a transaction with an unaffiliated third party. During 2006, there were no transactions with related parties, which would not have been required to be approved by our Audit Committee, and there were no related-party transactions not approved by our Audit Committee.

In addition, the Company leases its Clinton, New Jersey, headquarters from a partnership in which Messrs. David Dallas and Robert Dallas are partners. Under the lease for such facility, such partnership received aggregate rental payments of $549,247 in 2006. The Company believes that such rent payments reflected market rent and that such lease reflects terms that are comparable to those that could have been obtained in a lease with an unaffiliated third party.

Required Vote

DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING WHETHER IN PERSON OR BY PROXY.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES SET FORTH ABOVE.

OTHER MATTERS

The Board of Directors is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting. However, if any other matter should properly come before the Annual Meeting, the persons authorized by the accompanying proxy will vote and act with respect thereto in what, according to their judgment, is in the interests of the Company and its shareholders.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this proxy statement entitled “Report of the Audit Committee” (to the extent permitted by the rules of the SEC), “Board of Directors Report on Executive Compensation” and “Performance Graph” shall not be deemed to be so incorporated, unless specifically otherwise provided in such filing.

COMPLIANCE WITH SECTION 16(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors and persons, who own more than 10% of the Company’s Common Stock (who are referred to as “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of the copies of such forms received or written representations from Reporting Persons, the Company believes that, with respect to the fiscal year ended December 31, 2006, all the Reporting Persons timely complied with all applicable filing requirements.

SUBMISSION OF SHAREHOLDER PROPOSALS

FOR THE 2008 ANNUAL MEETING

Any shareholder who intends to present a proposal at the 2008 Annual Meeting of Shareholders must ensure that the proposal is received by the Corporate Secretary at Unity Bancorp, Inc., 64 Old Highway 22, Clinton, New Jersey, 08809, no later than December 15, 2007, if the proposal is submitted for inclusion in the Company’s proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 or is otherwise submitted.

ANNUAL REPORT ON FORM 10-K

The Company will provide by mail, without charge, a copy of its Annual Report on Form 10-K, at your request. Please direct all inquiries to the Company’s Corporate Secretary at (908) 713-4308.

☒	PLEASE MARK VOTES	REVOCABLE PROXY
	AS IN THIS EXAMPLE	UNITY BANCORP, INC.
For
					All	With-	For All
					Nominees	hold	Except
ANNUAL MEETING OF SHAREHOLDERS			1.	The election of the nominees listed below to serve on the Board of Directors of the Company for the terms set forth in the Company’s proxy statement.	☐	☐	☐
APRIL 26, 2007

The undersigned hereby appoints James A. Hughes and Alan J. Bedner, and each of them, with full power of substitution, as proxies to vote all of the shares of the common stock of Unity Bancorp, Inc. (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held at the Grand Colonial Restaurant, Route 173 West, Clinton, NJ, on Thursday, April 26, 2007 at 3:00 P.M., and at any adjournment thereof. The undersigned hereby revokes any and all prior proxies given with respect to such meeting.

4
		0		James A. Hughes and Allen Tucker
1
		K		INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

			2.	In their discretion, such other business as may properly come before the meeting or any adjournment thereof.

This Proxy will be voted as specified hereon. If no choice is specified, the Proxy will be voted “FOR” the nominees listed above.

This Proxy is solicited by the Board of Directors of the Company.

Please sign exactly as your name appears on this card. When

signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign in full corporate name and then an authorized officer should sign his name and print his name below his signature. If the shares are held in a joint name, all joint owners should sign.

Please be sure to sign and date this Proxy in the box below.	Date		PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.				☐

Stockholder sign above	Co-holder (if any) sign above

+				+
▲ Detach above card, sign, date and mail in postage paid envelope provided. ▲

UNITY BANCORP, INC.

Pursuant to the Unity Bank Employees’ Savings & Profit Sharing Plan and Trust’s adoption agreement, participants are granted the right to direct the plan administrator as to the voting of shares of Company common stock allocated to participants’ stock fund accounts, and the plan administrator is granted the authority to direct the trustee to vote in accordance with proper participant direction. Please be advised that Shares of Company common stock for which voting instructions are not properly completed or signed, or received in a timely manner, will be voted by the plan administrator, in its sole discretion, so long as such vote is in accordance with the provisions of the Employment Retirement Income Security Act of 1974, as amended.

PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

☒	PLEASE MARK VOTES	REVOCABLE PROXY
	AS IN THIS EXAMPLE	UNITY BANCORP, INC.
For
				All	With-	For All
				Nominees	hold	Except
ANNUAL MEETING OF SHAREHOLDERS		1.	The election of the nominees listed below to serve on the Board of Directors of the Company for the terms set forth in the Company’s proxy statement.	☐	☐	☐
APRIL 26, 2007

The undersigned hereby appoints James A. Hughes and Alan J. Bedner, and each of them, with full power of substitution, as proxies to vote all of the shares of the common stock of Unity Bancorp, Inc. (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held at the Grand Colonial Restaurant, Route 173 West, Clinton, NJ, on Thursday, April 26, 2007 at 3:00 P.M., and at any adjournment thereof. The undersigned hereby revokes any and all prior proxies given with respect to such meeting.

James A. Hughes and Allen Tucker

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		2.		In their discretion, such other business as may properly come before the meeting or any adjournment thereof.

This Proxy will be voted as specified hereon. If no choice is specified, the Proxy will be voted “FOR” the nominees listed above.

This Proxy is solicited by the Board of Directors of the Company.

Please sign exactly as your name appears on this card. When

signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign in full corporate name and then an authorized officer should sign his name and print his name below his signature. If the shares are held in a joint name, all joint owners should sign.

Please be sure to sign and date this Proxy in the box below.	Date	PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.				☐

Stockholder sign above	Co-holder (if any) sign above

+			+
▲Detach above card, sign, date and mail in postage paid envelope provided.▲

UNITY BANCORP, INC.

PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.